                                                                EXHIBIT 16(ii)



               GLOBAL GOVERNMENT SECURITIES FUND - CLASS A SHARES

          Total Return Calculation One Year Period Ended May 31, 1997

                                                        n
Formula                                           P(1+T)        =       ERV


Including Payment of the Sales Charge

Net Asset Value                                     $7.60

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                           $978.33       =       ERV

                                                                        n
One year period ended 5/31/97                           1       =



TOTAL RETURN FOR THE PERIOD                       (2.17%)       =       T





Excluding Payment of the Sales Charge

Net Asset Value                                     $7.60

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,026.48       =       ERV

                                                                        n
One year period ended 5/31/97                           1       =



TOTAL RETURN FOR THE PERIOD                         2.65%       =       T





            TOTAL RETURN CALCULATION FIVE YEARS ENDED MAY 31, 1997





Formula                                           P(1+T)n       =       ERV

Including Payment of the Sales Charge

Net Asset Value                                     $7.60

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,194.69       =       ERV

                                                                        n
Five years ended 5/31/97                                5       =



TOTAL RETURN FOR THE PERIOD                         3.62%       =       T



Excluding Payment of the Sales Charge

Net Asset Value                                     $7.60

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,254.02       =       ERV

                                                                        n
Five years ended 5/31/97                                5       =



TOTAL RETURN FOR THE PERIOD                         4.63%       =       T

              GLOBAL GOVERNMENT SECURITIES FUND - CLASS A SHARES

            TOTAL RETURN CALCULATION INCEPTION THROUGH MAY 31, 1997



                                                        n
Formula                                           P(1+T)        =       ERV



Including Payment of the Sales Charge

Net Asset Value                                     $7.60

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,201.64       =       ERV

                                                                        n
Inception through 5/31/97                            5.54       =




TOTAL RETURN FOR THE PERIOD                         3.37%       =       T



Excluding Payment of the Sales Charge

Net Asset Value                                     $7.60

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,261.57       =       ERV

                                                                        n
Inception through 5/31/97                            5.54       =



TOTAL RETURN FOR THE PERIOD                         4.28%       =       T





             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION

                        INCEPTION THROUGH MAY 31, 1997





Formula                 ERV - P
                       ---------
                          P             =       T



Including Payment of the Sales Charge

Net Asset Value                                     $7.60

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,201.64       =       ERV



TOTAL RETURN FOR THE PERIOD                        20.16%       =       T



Excluding Payment of the Sales Charge

Net Asset Value                                     $7.60

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,261.57       =       ERV



TOTAL RETURN FOR THE PERIOD                        26.16%       =       T

              GLOBAL GOVERNMENT SECURITIES FUND - CLASS B SHARES



          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED MAY 31, 1997

                                                        n
Formula                                           P(1+T)        =       ERV



Including Payment of the CDSC

Net Asset Value                                     $7.65

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                           $981.53       =       ERV

                                                                        n
One year period ended 5/31/97                           1       =



TOTAL RETURN FOR THE PERIOD                       (1.85%)       =       T





Excluding Payment of the CDSC

Net Asset Value                                     $7.65

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,019.97       =       ERV

                                                                        n
One year period ended 5/31/97                           1       =



TOTAL RETURN FOR THE PERIOD                         2.00%       =       T



             TOTAL RETURN CALCULATION FIVE YEARS ENDED MAY 31, 1997




                                                        n
Formula                                           P(1+T)        =       ERV

Including Payment of the Sales Charge

Net Asset Value                                     $7.65

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,196.36       =       ERV

                                                                        n
Five years ended 5/31/97                             5.00       =



TOTAL RETURN FOR THE PERIOD                         3.65%       =       T





Excluding Payment of the Sales Charge

Net Asset Value                                     $7.65

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,208.98       =       ERV

                                                                        n
Five years ended 5/31/97                             5.00       =



TOTAL RETURN FOR THE PERIOD                         3.87%       =       T

             GLOBAL GOVERNMENT SECURITIES  FUND - CLASS B SHARES

            TOTAL RETURN CALCULATION INCEPTION THROUGH MAY 31, 1997




                                                        n
Formula                                           P(1+T)        =       ERV



Including Payment of the CDSC

Net Asset Value                                     $7.65

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,215.32       =       ERV

                                                                        n
Inception through 5/31/97                            5.54       =



TOTAL RETURN FOR THE PERIOD                         3.58%       =       T



Excluding Payment of the CDSC

Net Asset Value                                     $7.65

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,215.32       =       ERV

                                                                        n
Inception through  5/31/97                           5.54       =



TOTAL RETURN FOR THE PERIOD                         3.58%       =       T





             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION

                        INCEPTION THROUGH MAY 31, 1997



Formula                 ERV - P
                       ---------
                          P             =       T



Including Payment of the CDSC

Net Asset Value                                     $7.65

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,215.32       =       ERV



TOTAL RETURN FOR THE PERIOD                        21.53%       =       T





Excluding Payment of the CDSC

Net Asset Value                                     $7.65

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,215.32       =       ERV



TOTAL RETURN FOR THE PERIOD                        21.53%       =       T

              GLOBAL GOVERNMENT SECURITIES FUND - CLASS C SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED MAY 31, 1997



                                                        n
Formula                                           P(1+T)       =       ERV



Including Payment of the CDSC

Net Asset Value                                     $7.59

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,009.21       =       ERV

                                                                        n
One year period ended 5/31/97                           1       =



TOTAL RETURN FOR THE PERIOD                         0.92%       =       T





Excluding Payment of the CDSC

Net Asset Value                                     $7.59

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,018.81       =       ERV

                                                                        n
One year period ended 5/31/97                           1       =



TOTAL RETURN FOR THE PERIOD                         1.88%       =       T





           TOTAL RETURN CALCULATION INCEPTION THROUGH MAY 31, 1997





                                                        n
Formula                                           P(1+T)        =       ERV



Including Payment of the CDSC

Net Asset Value                                     $7.59

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,136.50       =       ERV

                                                                        n
Inception through 5/31/97                            4.14       =



TOTAL RETURN FOR THE PERIOD                         3.14%       =       T



Excluding Payment of the CDSC

Net Asset Value                                     $7.59

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,136.50       =       ERV

                                                                        n
Inception through 5/31/97                            4.14       =



TOTAL RETURN FOR THE PERIOD                         3.14%       =       T

              GLOBAL GOVERNMENT SECURITIES FUND - CLASS C SHARES



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION

                         INCEPTION THROUGH MAY 31, 1997





Formula                         ERV - P
                               ---------
                                  P             =       T



Including Payment of the CDSC

Net Asset Value                                     $7.59

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,136.50       =       ERV



TOTAL RETURN FOR THE PERIOD                        13.65%       =       T



Excluding Payment of the CDSC

Net Asset Value                                     $7.59

Initial Investment                              $1,000.00       =       P

Ending Redeemable Value                         $1,136.50       =       ERV



TOTAL RETURN FOR THE PERIOD                        13.65%       =       T


                             CALCULATION OF YIELD


Class A:     Formula                Total Income        -     Total Expenses           6      B
          Class A Shares [(((( ------------------------------------------------- ) +1)  ) -1)  2] = SEC Yield
                               Average Dividend Shares  x  Public Offering Price


                                        125,050         -         35,845               6      B
          Class A Shares [(((( ------------------------------------------------- ) +1)  ) -1)  2] = 4.01%
                                       3,371,172        x          $7.98


Class B:     Formula                Total Income        -     Total Expenses           6      B
          Class B Shares [(((( ------------------------------------------------- ) +1)  ) -1)  2] = SEC Yield
                               Average Dividend Shares  x  Public Offering Price


                                       $280,197         -       $122,915               6      B
          Class B Shares [(((( ------------------------------------------------- ) +1)  ) -1)  2] = 3.31%
                                       7,512,222        x         $7.65


Class C:     Formula                Total Income        -     Total Expenses           6      B
          Class C Shares [(((( ------------------------------------------------- ) +1)  ) -1)  2] = SEC Yield
                               Average Dividend Shares  x  Public Offering Price


                                        $27,788         -        $11,954               6      B
          Class C Shares [(((( ------------------------------------------------- ) +1)  ) -1)  2] = 3.36%
                                        750,870         x         $7.59